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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 2, 2001



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)


         TEXAS                         000-24677                             76-0306721
(State of Incorporation)          (Commission File No.)          (I.R.S. Employer Identification No.)



     5151 SAN FELIPE, 25TH FLOOR
              HOUSTON, TEXAS                                           77056
(Address of Principal Executive Offices)                             (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000


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ITEM 5. OTHER EVENTS.

         On July 2, 2001, BindView Development Corporation ("BindView") issued a press release announcing: 1) a revision of its financial guidance for the fiscal quarter ending June 30, 2001; 2) the resignation of Richard P. Gardner as president and chief executive officer; and 3) the election of Eric J. Pulaski, chairman of the board of directors and chief technology officer, to the additional posts of president and chief executive officer. A copy of the press release is attached as Exhibit 99.1. Mr. Gardner also resigned from BindView's board of directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits.

         99.1   Press Release dated July 2, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BINDVIEW DEVELOPMENT CORPORATION



Dated:  July 3, 2001                   By: /s/ ERIC J. PULASKI
                                          -------------------------------------
                                                  Eric J. Pulaski,
                                              Chief Executive Officer




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                                 EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------
 99.1           Press Release dated July 2, 2001